Exhibit 99.2

Second Quarter 2016 Earnings Release

August 4, 2016

Forward Looking Statements & Disclosures

Forward Looking Statement: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of risks and uncertainties that may cause actual results to be materially different from such forward-looking statements. Such factors include, among others, general economic conditions and economic conditions in the industrial sector, competitive influences, risks that current customers will commence or increase captive production, risks of capacity underutilization, quality issues, availability of raw materials, currency and other risks associated with international trade, the Company’s dependence on certain major customers, and other risk factors and cautionary statements listed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, the Company’s Annual Report on 10-K for the fiscal year ended December 31, 2015.

With respect to any non-GAAP financial measures included in the following presentation, the accompanying information required by SEC Regulation G can be found at the back of this presentation or in the “Investor Relations” section of the Company’s web site, www.nninc.com, under the heading “News & Events” and subheading “Presentations.”

Disclaimer: NN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Second Quarter

Highlights of 2nd

Quarter 2016

Sales of $214.3M

PEP acquisition contributed $58.4M

Adjusted Diluted Earnings Per Share of $0.46

Adjusted EBITDA of $40.8M

Adjusted Operating Margins increased 420 bps to 13.4% compared to Q2 2015

Free Cash Flow continues to exceed expectations

2nd Quarter 2016 Financial Summary

Adjusted Diluted Earnings Per Share    Net Sales

    Issued 7.6M shares in Q3 201530% growth compared to prior year

    In Millions

$0.50     $230.0

$0.45     $220.0

    $0.46

    $210.0$214.3

$0.40    $0.42$200.0

$0.35     $190.0

$0.30     $180.0

    $170.0

$0.25

    $160.0$164.9

$0.20     $150.0

$0.15     $140.0

    $130.0

$0.10

    $120.0

$0.05     $110.0

$0.00     $100.0

2015    201620152016

2nd Quarter 2016 Financial Summary

Gross Margin    Adjusted Operating Margin

490 bps improvement driven by acquisition of    420bps margin expansion resulting from acquisitions

PEP and the NN Operating System    and improvements in the NN Operating System

30.0%     14.0%

    13.0%13.4%

25.0%     26.8%12.0%

    11.0%

20.0%    21.9% 10.0%

    9.0%

    9.2%

    8.0%

15.0%

    7.0%

    6.0%

10.0%

    5.0%

    4.0%

5.0%     3.0%

    2.0%

0.0%     1.0%

2015    201620152016

6 Gross Margin = Gross Profit (excluding depreciation) / Net Sales

2nd Quarter 2016 Financial Summary

Adjusted EBITDA Margin    SG&A

410bps improvement resulting from the    Includes $1.9M of restructuring and M&A cost

acquisition of PEP & the NN Operating System    $4.6 million of the increase from theacquisition

    of PEP

    In Millions

20.0%     $24.0

18.0%    19.0% $22.0

    $20.0$21.6

16.0%

    $18.0

14.0%    14.9% $16.0

12.0%     $14.0

    $14.0

10.0%     $12.0

8.0%     $10.0

    $8.0

6.0%

    $6.0

4.0%

    $4.0

2.0%     $2.0

0.0%     $0.0

2015    201620152016

Autocam Precision Components Group

    Net SalesAdjusted Operating Margin

Weakness in industrial markets drove the    NN Operating System continues to drive margin

    declineexpansion

In Millions

$100.0     16.0%

    15.0%

$90.0

    14.0%14.6%

$80.0    $86.5 13.0%

    $83.0

    12.0%12.7%

$70.0

    11.0%

$60.0     10.0%

    9.0%

$50.0

    8.0%

$40.0     7.0%

    6.0%

$30.0

    5.0%

$20.0     4.0%

    3.0%

$10.0

    2.0%

$0.0     1.0%

2015    201620152016

8     JV Contribution

Precision Bearing Components Group

    Net SalesAdjusted Operating Margin

Weakness in industrial markets drove the    Margins flexing in line with expectations

    decline

In Millions

$80.0     14.0%

    13.0%13.7%

$70.0

$69.3    12.0%12.6%

$60.0     $65.211.0%

    10.0%

$50.0     9.0%

    8.0%

$40.0

    7.0%

$30.0     6.0%

    5.0%

$20.0     4.0%

    3.0%

$10.0

    2.0%

$0.0     1.0%

2015    201620152016

Precision Engineered Products Group

Net Sales    Adjusted Operating Margin

Acquisition of PEP added $58M    380bps improvement compared to Q1 2016

In Millions     26.0%

$70.0

    24.0%24.6%

    $66.122.0%

$60.0

    20.0%

$50.0     18.0%

    16.0%

$40.0

    14.0%

$30.0     12.0%

    10.0%

$20.0     8.0%

    6.0%

$10.0

$9.1    4.0%5.7%

$0.0     2.0%

2015    201620152016

2nd Quarter Summary

Balanced portfolio continues to be benefit

Continued weakness in the industrial end market impacted the top line

Excluding industrials our portfolio continues to grow in line with our expectations

NN Operating System driving margin expansion

Margin expansion ahead of plan

Free Cash Flow outperformance

Integration of PEP remains on track

Guidance

2nd Quarter 2016 Guidance

Second Quarter    Third Quarter

    Commentary

Actual    Guidance

Net Sales    $214.3M $213M-$228MIndustrial markets remain tepid

Adj. Op Margin    13.4% 13.3%-14.5%Margin expansion driven by end market

    diversification & operational improvements

Adj. EBITDA    $40.1M $40.1M-$45.1M

    Growth in non-industrial markets along

Adj. EPS    $0.46 $0.40-$0.50with operational improvements drive

    consistent performance

2016 Guidance

	Prior 2016 Guidance[4]	Updated 2016 Guidance	Commentary
Net Sales	$875M - $905M	$850M - $875M	Growth in other end markets offset by industrial uncertainty
Adj. Operating Margin	12.5% - 13.2%	12.9% - 13.3%	Continued improvements in the NN Operating System driving expansion
Adj. EBITDA	$162.5M - $175M	$158M - $166M	
Adj. EPS[1]	$1.60 - $1.80	$1.55 - $1.65	Benefits of our portfolio balance and operating improvements will continue to offset industrial weakness
CAPEX	$40M - $50M	$35M - $40M	We continue to invest in growth
Adj. Tax Rate[2]	22% - 26%	14% - 22%	
Free Cash Flow[3]	$50M - $60M	$50M - $60M	Significant increase in free cash flow allows us to de-lever faster

1: Excludes the amortization of intangibles and the amortization of financing charges
2: Excludes the effects of M&A activity
3: Free Cash Flow available for debt repayment
4: Reconciliation of prior 2016 guidance can be found in the Q1 presentation located on our website

14
www.nninc.com

Reconciliation Tables

Reconciliation of Adjusted Income from Operations

Reconciliation of Adjusted EBITDA

Reconciliation of Adjusted Net Income

3rd Quarter & Full Year Guidance – Adjusted Operating Margin

3rd Quarter & Full Year Guidance – Adjusted EBITDA

3rd Quarter & Full Year Guidance – Adjusted Net Income & EPS

Full Year Guidance – Free Cash Flow